Exhibit 99.1

Exterran Holdings Reports First-Quarter 2014 Results

● Achieved EBITDA, as adjusted, of $144.8 million for the quarter
● Reported net income from continuing operations attributable to Exterran common stockholders of $0.20 per diluted share, excluding items, for the quarter

HOUSTON, May 6, 2014 – Exterran Holdings, Inc. (NYSE: EXH) today reported EBITDA, as adjusted (as defined below), of $144.8 million for the first quarter 2014, compared to $154.4 million for the fourth quarter 2013 and $146.1 million for the first quarter 2013.

Revenue was $643.0 million for the first quarter 2014, compared to $739.0 million for the fourth quarter 2013 and $809.9 million for the first quarter 2013.

Fabrication backlog was $669.1 million at March 31, 2014, compared to $679.9 million at December 31, 2013 and $994.0 million at March 31, 2013. Fabrication bookings were $276.6 million for the first quarter 2014, compared to $402.9 million for the fourth quarter 2013 and $387.0 million for the first quarter 2013.

Exterran Holdings has declared a dividend of $0.15 per share of common stock, a rate of $0.60 per share on an annualized basis, to be paid on May 16, 2014 to stockholders of record at the close of business on May 9, 2014.

“First quarter highlights included continued solid performance in all of our business segments and improved profitability in our fabrication operations, which reflect sustained improvement from our performance improvement initiatives,” said Brad Childers, Exterran Holdings’ President and Chief Executive Officer. “We are pleased by recent awards of significant new contract operations projects in Latin America and Exterran Partners’ April 2014 acquisition of compression assets from MidCon Compression L.L.C. Looking at our markets, our overall opportunity set remains promising across our product and service lines, and demand is particularly active for compression products and services in North America,” added Childers.

Net income from continuing operations attributable to Exterran stockholders, excluding items, for the first quarter 2014 was $13.9 million, or $0.20 per diluted common share, excluding pretax restructuring charges of $4.8 million related to our North America contract operations and aftermarket services businesses and non-cash pretax long-lived asset impairment charges of $3.8 million related to our North America contract operations business.

Net income from continuing operations attributable to Exterran stockholders, excluding items, for all periods excludes the benefit of proceeds from the two previously announced sales of Exterran Holdings’ nationalized Venezuelan assets, which was $22.7 million for the first quarter 2014, compared to $22.4 million for the fourth quarter 2013 and $39.0 million for the first quarter 2013.

Net income from continuing operations attributable to Exterran stockholders, excluding items, for the fourth quarter 2013 was $12.1 million, or $0.18 per diluted common share, and net income from continuing operations attributable to Exterran stockholders, excluding items, for the first quarter 2013 was $13.6 million, or $0.21 per diluted common share.

Net income attributable to Exterran stockholders for the first quarter 2014 was $32.6 million, or $0.47 per diluted common share, compared to net income attributable to Exterran stockholders for the fourth quarter 2013 of $22.6 million, or $0.34 per diluted common share, and net income attributable to Exterran stockholders for the first quarter 2013 of $50.2 million, or $0.76 per diluted common share.

The cash distribution to be received by Exterran Holdings based upon its limited partner and general partner interests in Exterran Partners, L.P. was $13.7 million for the first quarter 2014, compared to $13.0 million for the fourth quarter 2013 and $12.2 million for the first quarter 2013.

Conference Call Details
Exterran Holdings and Exterran Partners, L.P. will host a joint conference call on Tuesday, May 6, 2014, to discuss their first-quarter 2014 financial results. The call will begin at 11:00 a.m. Eastern Time.

To listen to the call via a live webcast, please visit Exterran’s website at www.exterran.com. The call will also be available by dialing 800-446-2782 in the United States and Canada, or +1-847-413-3235 for international calls. Please call approximately 15 minutes prior to the scheduled start time and reference Exterran conference call number 37122286.

A replay of the conference call will be available on Exterran’s website for approximately seven days. Also, a replay may be accessed by dialing 888-843-7419 in the United States and Canada, or +1-630-652-3042 for international calls. The access code is 37122286#.

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EBITDA, as adjusted, a non-GAAP measure, is defined as net income (loss) excluding income (loss) from discontinued operations (net of tax), cumulative effect of accounting changes (net of tax), income taxes, interest expense (including debt extinguishment costs and gain or loss on termination of interest rate swaps), depreciation and amortization expense, impairment charges, restructuring charges, non-cash gains or losses from foreign currency exchange rate changes recorded on intercompany obligations, expensed acquisition costs and other charges. EBITDA, as adjusted, excludes the benefit of the two previously announced sales of Exterran Holdings’ Venezuelan assets.

Gross Margin, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense). Gross margin percentage is defined as gross margin divided by revenue.

About Exterran Holdings
Exterran Holdings, Inc. is a global market leader in full service natural gas compression and a premier provider of operations, maintenance, service and equipment for oil and gas production, processing and transportation applications. Exterran Holdings serves customers across the energy spectrum—from producers to transporters to processors to storage owners.  Headquartered in Houston, Texas, Exterran has approximately 10,000 employees and operates in approximately 30 countries. Exterran Holdings owns an equity interest, including all of the general partner interest, in Exterran Partners, L.P. (NASDAQ: EXLP), the leading provider of natural gas contract operations services to customers throughout the United States. For more information, visit www.exterran.com.

Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Exterran Holdings’ control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: Exterran Holdings’ financial and operational strategies and ability to successfully effect those strategies; Exterran Holdings’ expectations regarding future economic and market conditions; Exterran Holdings’ financial and operational outlook and ability to fulfill that outlook; demand for Exterran Holdings’ products and services and growth opportunities for those products and services; and statements related to new projects in Latin America and the MidCon acquisition.

While Exterran Holdings believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: local, regional, national and international economic conditions and the impact they may have on Exterran Holdings and its customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; Exterran Holdings’ ability to timely and cost-effectively execute larger projects; changes in political or economic conditions in key operating markets, including international markets; any non-performance by third parties of their contractual obligations; changes in safety, health, environmental and other regulations; and the performance of Exterran Partners.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Exterran Holdings’ Annual Report on Form 10-K for the year ended December 31, 2013, and those set forth from time to time in Exterran Holdings’ filings with the Securities and Exchange Commission, which are available at www.exterran.com.  Except as required by law, Exterran Holdings expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

SOURCE
Exterran Holdings, Inc.

EXTERRAN HOLDINGS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended
	March 31,	December 31,	March 31,
	2014	2013	2013
Revenues:
North America contract operations	$156,523	$155,060	$157,950
International contract operations	111,040	131,041	109,558
Aftermarket services	88,048	110,463	83,612
Fabrication	287,397	342,454	458,776
	643,008	739,018	809,896

Costs and Expenses:
Cost of sales (excluding depreciation and amortization expense):
North America contract operations	71,081	69,989	71,110
International contract operations	41,032	50,132	46,199
Aftermarket services	67,821	85,248	65,446
Fabrication	229,588	296,185	402,399
Selling, general and administrative	92,578	88,713	84,874
Depreciation and amortization	85,522	82,803	82,646
Long-lived asset impairment	3,807	3,929	3,563
Restructuring charges	4,822	-	-
Interest expense	28,308	28,739	27,874
Equity in income of non-consolidated affiliates	(4,693)	(4,835)	(4,665)
Other (income) expense, net	(2,434)	(1,991)	(9,808)
	617,432	698,912	769,638

Income before income taxes	25,576	40,106	40,258
Provision for income taxes	9,409	29,403	14,983
Income from continuing operations	16,167	10,703	25,275
Income from discontinued operations, net of tax	18,727	16,483	33,516
Net income	34,894	27,186	58,791
Less: net income attributable to the noncontrolling interest	(2,298)	(4,539)	(8,586)
Net income attributable to Exterran stockholders	$32,596	$22,647	$50,205

Basic income per common share (1):
Income from continuing operations attributable to Exterran common stockholders	$0.21	$0.09	$0.26
Income from discontinued operations attributable to Exterran common stockholders	0.28	0.25	0.51
Net income attributable to Exterran common stockholders	$0.49	$0.34	$0.77
Diluted income per common share (1):
Income from continuing operations attributable to Exterran common stockholders	$0.20	$0.09	$0.25
Income from discontinued operations attributable to Exterran common stockholders	0.27	0.25	0.51
Net income attributable to Exterran common stockholders	$0.47	$0.34	$0.76

Weighted average common shares outstanding used in computing income per common share:
Basic	65,390	64,701	64,079
Diluted	67,792	65,279	64,598

Dividends declared and paid per common share	$0.15	$-	$-

(1) Basic and diluted net income attributable to Exterran common stockholders per common share was computed using the two-class method to determine the net income per share for each class of common stock and participating security (restricted stock and certain of our stock settled restricted stock units) according to dividends declared and participation rights in undistributed earnings. Accordingly, we have excluded from our calculation of basic and diluted net income attributable to Exterran common stockholders per common share, net income attributable to participating securities.

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended
	March 31,	December 31,	March 31,
	2014	2013	2013
Revenues:
North America contract operations	$156,523	$155,060	$157,950
International contract operations	111,040	131,041	109,558
Aftermarket services	88,048	110,463	83,612
Fabrication	287,397	342,454	458,776
Total	$643,008	$739,018	$809,896

Gross Margin (1):
North America contract operations	$85,442	$85,071	$86,840
International contract operations	70,008	80,909	63,359
Aftermarket services	20,227	25,215	18,166
Fabrication	57,809	46,269	56,377
Total	$233,486	$237,464	$224,742

Selling, General and Administrative	$92,578	$88,713	$84,874
% of revenue	14%	12%	10%

EBITDA, as Adjusted (1)	$144,805	$154,406	$146,101
% of revenue	23%	21%	18%

Capital expenditures	$99,214	$83,862	$106,990
Less: Proceeds from sale of PP&E	(10,863)	(17,333)	(14,945)
Net Capital expenditures	$88,351	$66,529	$92,045

Gross Margin Percentage:
North America contract operations	55%	55%	55%
International contract operations	63%	62%	58%
Aftermarket services	23%	23%	22%
Fabrication	20%	14%	12%
Total	36%	32%	28%

Total Available Horsepower (at period end):
North America contract operations	3,476	3,429	3,389
International contract operations	1,254	1,255	1,282
Total	4,730	4,684	4,671

Total Operating Horsepower (at period end):
North America contract operations	2,901	2,884	2,902
International contract operations	984	986	1,007
Total	3,885	3,870	3,909

Average Operating Horsepower:
North America contract operations	2,894	2,860	2,895
International contract operations	982	982	1,007
Total	3,876	3,842	3,902

Horsepower Utilization (at period end):
North America contract operations	83%	84%	86%
International contract operations	78%	79%	79%
Total	82%	83%	84%

	March 31,	December 31,	March 31,
Fabrication Backlog:	2014	2013	2013
Compression & accessory	$176,708	$157,893	$202,175
Production & processing equipment	433,842	475,565	583,807
Installation	58,513	46,429	207,991
Total	$669,063	$679,887	$993,973

Balance Sheet:
Debt - Parent level	$783,828	$744,200	$897,106
Debt - Exterran Partners, L.P.	801,595	757,955	732,548
Total consolidated debt	$1,585,423	$1,502,155	$1,629,654
Exterran stockholders' equity	$1,702,787	$1,662,090	$1,561,250

(1) Management believes EBITDA, as adjusted, and gross margin provide useful information to investors because these non-GAAP measures, when viewed with our GAAP results and accompanying reconciliations, provide a more complete understanding of our performance than GAAP results alone.  Management uses these non-GAAP measures as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, management uses EBITDA, as adjusted, as a valuation measure.

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts)

	Three Months Ended
	March 31,	December 31,	March 31,
	2014	2013	2013

Reconciliation of GAAP to Non-GAAP Financial Information:

Net income	$34,894	$27,186	$58,791
Income from discontinued operations, net of tax	(18,727)	(16,483)	(33,516)
Income from continuing operations	16,167	10,703	25,275
Depreciation and amortization	85,522	82,803	82,646
Long-lived asset impairment	3,807	3,929	3,563
Restructuring charges	4,822	-	-
Investment in non-consolidated affiliates impairment	197	-	-
Proceeds from sale of joint venture assets	(4,890)	(4,835)	(4,665)
Interest expense	28,308	28,739	27,874
(Gain) loss on currency exchange rate remeasurement of intercompany balances	(81)	3,418	(3,575)
Expensed acquisition costs	1,544	246	-
Provision for income taxes	9,409	29,403	14,983
EBITDA, as adjusted (1)	144,805	154,406	146,101
Selling, general and administrative	92,578	88,713	84,874
Equity in income of non-consolidated affiliates	(4,693)	(4,835)	(4,665)
Investment in non-consolidated affiliates impairment	(197)	-	-
Proceeds from sale of joint venture assets	4,890	4,835	4,665
Gain (loss) on currency exchange rate remeasurement of intercompany balances	81	(3,418)	3,575
Expensed acquisition costs	(1,544)	(246)	-
Other (income) expense, net	(2,434)	(1,991)	(9,808)
Gross Margin (1)	$233,486	$237,464	$224,742

Net Income attributable to Exterran stockholders	$32,596	$22,647	$50,205
Income from discontinued operations	(18,727)	(16,483)	(33,516)
Valuation allowance on Italy deferred tax asset	-	9,000	-
Items, after-tax:
Long-lived asset impairment (including the impact on noncontrolling interest)	1,472	1,693	1,575
Restructuring charges (including the impact on noncontrolling interest)	2,897	-	-
Investment in non-consolidated affiliates impairment	197	-	-
Proceeds from sale of joint venture assets	(4,890)	(4,835)	(4,665)
Expensed acquisition costs (including the impact on noncontrolling interest)	398	63	-
Net income from continuing operations attributable to Exterran stockholders, excluding items	$13,943	$12,085	$13,599

Diluted income from continuing operations attributable to Exterran common stockholders	$0.20	$0.09	$0.25
Adjustment for items, after-tax, per common share (2)	-	0.09	(0.04)
Diluted net income from continuing operations attributable to Exterran common stockholders per common share, excluding items (1)(2)	$0.20	$0.18	$0.21

(1) Management believes EBITDA, as adjusted, diluted net income from continuing operations attributable to Exterran common stockholders per common share, excluding items, and gross margin provide useful information to investors because these non-GAAP measures, when viewed with our GAAP results and accompanying reconciliations, provide a more complete understanding of our performance than GAAP results alone.  Management uses these non-GAAP measures as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, management uses EBITDA, as adjusted, as a valuation measure.

(2) Diluted net income from continuing operations attributable to Exterran common stockholders per common share, excluding items, was computed using the two-class method to determine the net income per share for each class of common stock and participating security (restricted stock and certain of our stock settled restricted stock units) according to dividends declared and participation rights in undistributed earnings. Accordingly, we have excluded from our calculation of diluted net income from continuing operations attributable to Exterran common stockholders per common share, excluding items, net income from continuing operations attributable to participating securities, excluding items of $0.2 million, $0.2 million and $0.3 million for the three months ended March 31, 2014, December 31, 2013, and March 31, 2013, respectively.